Exhibit 10.5

                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT, dated as of December 22, 2003 (this "Agreement"), by and between KNIGHTSBRIDGE FINE WINES, INC., a Nevada corporation (the "Company"), and GRYPHON MASTER FUND, L.P., a Bermuda limited partnership ("Gryphon").

                              W I T N E S S E T H:

                  WHEREAS, in connection with the Purchase Agreement (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein), the Company has agreed to grant to Gryphon a security interest in the Company's properties and assets to secure the payment of the Note;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Gryphon hereby agree as follows:

         1. REFERENCE TO NOTE. This Agreement is being executed and delivered in connection with that certain 7.5% Secured Convertible Note due 2006, in the original principal amount of $2,000,000, issued by the Company to Gryphon pursuant to the Purchase Agreement (the "Note").

         2. INCORPORATION OF NOTE. The terms, conditions, and provisions of the Note are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until the Note is paid and performed in full.

         3. CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:

            "Collateral" means any and all assets and properties (real, personal or mixed) of the Company, whether now owned or hereafter acquired, including, without limitation, all replacements, substitutions and additions thereto, and the accounts, notes and any other proceeds therefrom.

            "Event of Default" shall have the meaning provided in the Note.

            "Obligation" means the Company's payment and performance duties and obligations under the Note, together with any and all renewals, extensions, and modifications of the same, and all costs of collection thereunder.

            "Obligor"  means any  person  obligated  with  respect to any of the


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Collateral,  whether as an account debtor,  obligor on an instrument,  issuer of securities, or otherwise.

            "Purchase Agreement" means the Purchase Agreement, dated as of December 22, 2003, by and between the Company and Gryphon.

            "Security Interests" means the security interests granted and the pledges and assignments made under Section 4.

            "Security   Document"  means  any  security   agreement,   financing
statement, mortgage, deed of trust or other similar security document.

            "UCC" means the Uniform Commercial Code as enacted in the State of Nevada or other applicable jurisdiction, as amended at the time in question.

         4. SECURITY INTERESTS. In order to secure the full and complete payment and performance of the Obligation when due, the Company hereby grants to Gryphon a first priority security interest in and to the Collateral and pledges and assigns the Collateral to Gryphon, all upon and subject to the terms and conditions of this Agreement; provided, however, that Gryphon shall have a second priority security interest in and to the Collateral described on SCHEDULE A attached hereto. Such security interests are granted and such pledges and assignments are made as security only and shall not subject Gryphon to, or transfer or in any way affect or modify, any obligation of the Company with respect to any of the Collateral or any transaction involving or giving rise thereto.

         5.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

            (A) REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. The Company represents and warrants that (i) it has all requisite power and authority to enter into this Agreement; (ii) except for any Security Documents that may be filed by (A) Gryphon with respect to the Collateral, or (B) other parties with respect to the Collateral described on SCHEDULE A attached hereto, no Security Document covering the Collateral, or any part thereof, has been filed with any filing officer, agency, instrumentality or authority; (iii) except for Security Documents covering the Collateral described on SCHEDULE A attached hereto, no other Security Document covering the Collateral, or any part thereof, has been made and no security interests, other than the ones created hereby or by Security Documents covering the Collateral described on SCHEDULE A attached hereto, have attached to or been perfected in the Collateral or in any part thereof; and (iv) no dispute, right of setoff, counterclaim, or defense exists with respect to any part of the Collateral.

            (B) AFFIRMATIVE COVENANTS OF THE COMPANY. The Company covenants and agrees to each and all of the following: (i) to execute and deliver promptly to Gryphon all such other Security Documents, assignments, certificates, and supplemental writings, and to do all other acts or things, as Gryphon may reasonably request in order more fully to evidence and perfect the Security Interests; (ii) to assist Gryphon, at its request from time to time, in perfecting the Security Interests in each applicable foreign and domestic


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jurisdiction;  (iii) to furnish Gryphon promptly with any information or writing that Gryphon may reasonably request concerning the Collateral; (iv) to allow Gryphon to inspect all books and records of the Company relating to the Collateral or the Note, and to make and take away copies of such books and records at Gryphon's expense; (v) to notify Gryphon promptly of any change in any material fact or circumstance warranted or represented by the Company in this Agreement or in any other writings furnished by the Company to Gryphon in connection with the Collateral; (vi) to notify Gryphon promptly of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or any of the Security Interests, and at the request of Gryphon, to appear in and defend, at the Company's sole cost and expense, any action or proceeding; and
(vii) to pay to Gryphon promptly the amount of all court costs and reasonable attorney's fees incurred by Gryphon in the enforcement of its rights hereunder.

            (C) NEGATIVE COVENANTS OF THE COMPANY. The Company covenants and agrees that, without the prior written consent of Gryphon (which consent may be granted or withheld in the sole and absolute discretion of Gryphon), the Company will not create any other security interest in, mortgage, or otherwise encumber the Collateral or any part thereof, or permit the Collateral to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except for (i) the Security Interests, and (ii) first priority security interests in and to the Collateral described on SCHEDULE A attached hereto.

         6. DEFAULT; REMEDIES. Should an Event of Default occur and be continuing, Gryphon may, at its election, exercise any and all rights available to Gryphon under the UCC, in addition to any and all other rights afforded by this Agreement, at law, in equity, or otherwise, including, without limitation,
(a) requiring the Company to assemble all or part of the Collateral and make it available to Gryphon at a place to be designated by Gryphon which is reasonably convenient to the Company and Gryphon, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligation, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and the Company hereby consents to any such appointment), and (d) applying to the Obligation any cash held by Gryphon under this Agreement.

            (A) NOTICE. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Company and to any other person entitled to notice under the UCC; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Gryphon may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than three (3) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subsection.


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            (B)  SALES  OF  SECURITIES.  In  connection  with  the  sale  of any
Collateral that is securities, Gryphon is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Gryphon to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by Gryphon shall be deemed not to be "commercially reasonable" because so made.

            (C) APPLICATION OF PROCEEDS. Gryphon shall apply the proceeds of any sale or other disposition of the Collateral under this Section 6 in the following order: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Gryphon under Section 7; and third, toward payment of the balance of the Obligation in such order and manner as Gryphon, in its discretion, may deem advisable. Any surplus remaining shall be delivered to the Company or as a court of competent jurisdiction may direct.

         7.       OTHER RIGHTS OF GRYPHON.

            (A) PERFORMANCE. In the event the Company shall fail to pay when due all taxes on any of the Collateral, or to preserve the priority of the Security Interests in any of the Collateral, or otherwise fail to perform any of its obligations under this Agreement with respect to the Collateral, then Gryphon may, at its option, but without being required to do so, pay such taxes, prosecute or defend any suits in relation to the Collateral, or take all such other action which the Company is required, but has failed or refused, to take under this Agreement. Any sum which may be expended or paid by Gryphon under this subsection (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the highest lawful rate until paid and, together with such interest, shall be payable by the Company to Gryphon upon demand and shall be part of the Obligation.

            (B) COLLECTION. Upon notice from Gryphon, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to securities and insurance proceeds payable by reason of loss or damage to any of the Collateral) is hereby authorized and directed by the Company to make payment directly to Gryphon, regardless of whether the Company was previously making collections thereon. Subject to Section 7(e) hereof, until such notice is given, the Company is authorized to retain and expend all payments made on the Collateral. Gryphon shall have the right in its own name or in the name of the Company to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Gryphon may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquaintances for any and all amounts due or to become due with respect to the Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of the Company on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on the Collateral that may come into the possession of Gryphon; to sign the name of the Company on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other persons making payment with respect to the Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to the Collateral; to send requests for verification of obligations to


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any  Obligor;  and to do all other  acts and things  necessary  to carry out the intent of this Agreement. If any Obligor fails or refuses to make payment on any Collateral when due, Gryphon is authorized, in its sole discretion, either in its own name or in the name of the Company, to take such action as it shall deem appropriate for the collection of any amounts owed with respect to the Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Gryphon shall never be liable for their failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to the Collateral, nor shall it be under any duty whatever to anyone except the Company to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Gryphon shall have
no  responsibility   for  ascertaining  any  maturities,   calls,   conversions,
exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing the Company with respect to any of such matters (irrespective of whether Gryphon actually has, or may be deemed to have, knowledge thereof). The rights granted Gryphon under this subsection may be exercised at any time, whether or not an Event of Default has occurred and is continuing.

            (C) RECORD OWNERSHIP OF SECURITIES. Whether or not an Event of Default has occurred and is continuing, Gryphon at any time may have any Collateral that is securities and that is in the possession of Gryphon, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as pledgee; and, as to any securities so registered, Gryphon shall execute and deliver (or cause to be executed and delivered) to the Company all such proxies, powers of attorney, dividend coupons or orders, and other documents as the Company may reasonably request for the purpose of enabling the Company to exercise the voting rights and powers which it is entitled to exercise under this Agreement and to receive the dividends and other payments in respect of securities which it is authorized to receive and retain under this Agreement.

            (D) VOTING OF SECURITIES. As long as an Event of Default has not occurred and is not continuing, the Company shall be entitled to exercise all voting rights pertaining to any Collateral that is securities. After the occurrence and during the continuance of an Event of Default, the right to vote any Collateral that is securities shall be vested exclusively in Gryphon. To this end, the Company hereby irrevocably constitutes and appoints Gryphon the proxy and attorney-in-fact of the Company, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is securities standing in the name of the Company or with respect to which the Company is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.


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            (E)  CERTAIN  PROCEEDS.   Notwithstanding   any  provision  of  this
Agreement to the contrary, any and all stock dividends or distributions in property made on or in respect of any Collateral that is securities, and any
proceeds  of  any  Collateral  that  is  securities,   whether  such  dividends,
distributions,   or  proceeds  result  from  a  subdivision,   combination,   or
reclassification of the outstanding capital stock of any issuer thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which any issuer may be a party, or otherwise, shall be part of the Collateral hereunder, shall, if received by the Company, be held in trust for the benefit of Gryphon, and shall forthwith be delivered to Gryphon (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by the Company in accordance with Gryphon's instructions) to be held subject to the terms of this Agreement. Any cash proceeds of Collateral which come into the possession of Gryphon (including, without limitation, insurance proceeds) may, at Gryphon's option, be applied in whole or in part to the Obligation (to the extent then due), be released in whole or in part to or on the written instructions of the Company for any general or specific purpose, or be retained in whole or in part by Gryphon as additional Collateral. Any cash Collateral in the possession of Gryphon may be invested by Gryphon in certificates of deposit issued by any state or national bank having combined capital and surplus greater than $10,000,000, or in securities issued or guaranteed by the United States of America or any agency thereof. Gryphon shall never be obligated to make any such investment and shall never have any liability to the Company for any loss that may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Gryphon in the same manner as other cash Collateral. The provisions of this subsection shall be applicable whether or not an Event of Default has occurred and is continuing.

            (F) SUBROGATION. If any of the Obligation is given in renewal or extension or applied toward the payment of indebtedness secured by any lien, Gryphon shall be, and is hereby, subrogated to all of the rights, titles, interests, and liens securing the indebtedness so renewed, extended, or paid.

            (G)  INDEMNIFICATION.  The Company  hereby assumes all liability for the Collateral, for the Security Interests, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Gryphon harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such persons be agents or employees of the Company or of third parties, or such damage be to property of the Company or of others. The Company agrees to indemnify, save, and hold Gryphon harmless from and against, and covenants to defend Gryphon against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses, including, without limitation, court costs and attorneys' fees, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof.


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         8.       MISCELLANEOUS.

            (A) TERM. Upon full and final payment and performance of the Obligation, this Agreement shall thereafter terminate upon receipt by Gryphon of the Company's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Agreement, but shall be fully protected in making payment directly to Gryphon.

            (B) ACTIONS NOT RELEASES. The Security Interests and the Company's obligations and Gryphon's rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of this Agreement without the notification or consent of the Company, except as required herein (the right to such notification or consent being herein specifically waived by the Company); (iv) the insolvency, bankruptcy, or lack of corporate, partnership or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of the Company, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Gryphon to the Company; (vi) any neglect, delay, omission, failure, or refusal of Gryphon to take or prosecute any action in connection with this Agreement or any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Gryphon to notify the Company of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Gryphon against the Company or any new agreement between Gryphon and the Company, it being understood that Gryphon shall not be required to give the Company any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of Gryphon hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason Gryphon is required to refund such payment or pay the amount thereof to someone else.

            (C) WAIVERS. Except to the extent expressly otherwise provided herein, the Company waives (i) any right to require Gryphon to proceed against any other person, to exhaust its rights in the Collateral, or to pursue any


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other  right  which  Gryphon  may have;  (ii) with  respect  to the  Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

            (D) FINANCING STATEMENT. Gryphon shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement or other Security Document, but the failure of Gryphon to do so shall not impair the validity or enforceability of this Agreement.

            (E) AMENDMENTS. This Agreement may be amended only by an instrument in writing executed jointly by the Company and Gryphon, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

            (F) MULTIPLE COUNTERPARTS. This Agreement may be executed in a two identical counterparts, each of which shall be deemed an original for all purposes and both of which will constitute, collectively, one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

            (G) PARTIES BOUND; ASSIGNMENT. This Agreement shall be binding on the Company and the Company's successors and assigns and shall inure to the benefit of Gryphon and Gryphon's successors and assigns. The Company may not, without the prior written consent of Gryphon (which consent may be granted or withheld in the sole and absolute discretion of Gryphon), assign any rights, duties, or obligations hereunder. In the event of an assignment of all or part of the Obligation, the Security Interests and other rights and benefits hereunder, to the extent applicable to the part of the Obligation so assigned, shall be transferred therewith.

            (H) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Nevada and the laws of the United States of America. The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the United States District Court for the Northern District of Texas located in Dallas County, Dallas, Texas. Each party consents and submits to the jurisdiction and venue of the foregoing court and consents that any process or notice of motion or other application to said court or a judge thereof may be served inside or outside the State of Texas or the Northern District of Texas (but such consent shall not be deemed a general consent to jurisdiction and service for any third parties) by registered mail, return receipt requested, directed to the parties at their respective addresses provided in or pursuant to the Purchase Agreement (and service so made shall be deemed complete three (3) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said court. The Company hereby waives any right to a jury trial in connection with any litigation pursuant to this Agreement.

            (I) COMPLETE AGREEMENT.  This Agreement, the Purchase Agreement, the


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Note,  and all  other  agreements,  instruments  or  documents  executed  and/or delivered in connection herewith and therewith are intended by the Company and Gryphon as a final expression of their agreement with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings whether oral or written with respect to the subject matter hereof and thereof.



                            [Signature Page Follows]



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            IN  WITNESS  WHEREOF,   the  parties  have  executed  this  Security
Agreement as of the date first written above.


                             THE COMPANY:

                              KNIGHTSBRIDGE FINE WINES, INC.


                             By:  /s/ Joel Shapiro
                                  ------------------------------------------
                             Name:   Joel Shapiro
                             Title:  President & CEO




                            GRYPHON:

                            GRYPHON MASTER FUND, L.P.

                            By:  Gryphon Partners, L.P., its General Partner

                            By:  Gryphon Management Partners, L.P.,
                                            its General Partner

                            By:  Gryphon Advisors, LLC,
                                            its General Partner


                            By:  /s/ Warren W. Garden
                               ---------------------------------------------
                                     Warren W. Garden, Authorized Agent